THE GABELLI
                          CONVERTIBLE
                          SECURITIES
                          FUND, INC.

Annual Report
December 31, 1997

                          [GRAPHIC OMITTED]

                          THE GABELLI
                          CONVERTIBLE
                          SECURITIES
                          FUND, INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

Investment Objective:

The Gabelli Convertible Securities Fund, Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities.

                   This report is printed on recycled paper.

[PHOTO OMITTED]

To Our Shareholders,

      Driven by low inflation, low interest rates, good corporate earnings gains, deals, stock repurchase programs and liquidity (the continuing strong flow of cash into U.S. equity funds), stocks posted strong gains in 1997. Until correcting in late December, large cap growth stocks continued to lead the market parade. However, large cap value and mid and small cap indices also posted solid gains. As hybrids, convertible securities benefitted both from the rise in underlying equity prices and higher bond prices spawned by declining interest rates.

      In the fourth quarter of 1997, the U.S. stock market suffered repeated bouts of the Asian Flu. As we write, the patient remains unstable. While the International Monetary Fund is ministering to ailing Asian economies, the ever vigilant Dr. Greenspan is carefully monitoring the U.S. economy's vital signs. As we head into 1998, we will be making our rounds as well. We are relatively pleased with the patient's condition, but as always, are on the lookout for any symptoms of a relapse.

      For the twelve months ended December 31, 1997, The Gabelli Convertible Securities Fund, Inc.'s ("Convertible Securities Fund") net asset value increased to $11.48 after adjusting for the $0.60 per share dividend paid on December 26, 1997. This represents an increase of 2.8% for the quarter and 13.5% for the year and compares to the average returns of -1.4% and 17.6% for the Lipper Analytical Services, Inc. Convertible Securities Fund Index over these respective periods.

      The three- and five-year average annual returns of the Convertible Securities Fund were 12.3% and 9.8%, respectively. Since inception on July 3, 1989 through December 31, 1997, the Convertible Securities Fund achieved a 129.1% total return which represents an average annual return of 10.2%. Strong equity markets in the U.S. helped to enhance the performance of convertible securities. Such an environment enables us to maintain the Fund's long-term profitability.

      The Fund's common shares on the New York Stock Exchange ended the quarter at $10.3125, up 6.4% for the quarter, up 22.2% for the past twelve months and up 19.8% from its initial price of $11.25 on March 31, 1995 after adjusting for the reinvestment of dividends totaling $2.845 per share which were paid during this period.

      Our Fund is managed with the goal of achieving a 600-800 basis point spread above long-term treasury yields. We hope to generate these returns over the long term. This is the type of performance that our Fund has been known for and we anticipate will continue in the future. Of course, there are no guarantees.

      Over the past few months the Fund's shares have traded at an average discount of approximately 13% to the net asset value. At these price levels, the Fund is an ideal opportunity for investors to add to their positions. Our monthly cash purchase program provides an easy way for registered Shareholders to acquire additional shares at the current market price at no commission. In addition, to underscore that "we eat our own cooking", the Adviser and its affiliates have announced their intention to buy up to one million common shares in the open market (569,264 of which have been acquired to date). The Fund has also recently instituted a share repurchase program which we discuss later in this report.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------

                                                        Quarter
                                      --------------------------------------------
                                        1st          2nd         3rd         4th            Year
                                        ---          ---         ---         ---            ----
1997:   Net Asset Value ..........    $11.13       $11.38      $11.81       $11.48         $11.48
        Total Return .............      1.7%         3.5%        5.0%         2.8%          13.5%
---------------------------------------------------------------------------------------------------
1996:   Net Asset Value ..........    $11.28       $11.33      $11.23       $11.08         $11.08
        Total Return .............      3.6%         1.6%        0.3%         2.6%           8.4%
---------------------------------------------------------------------------------------------------
1995:   Net Asset Value ..........    $11.14       $11.51      $11.64       $11.01         $11.01
        Total Return .............      5.1%         5.2%        3.0%         1.1%          15.0%
---------------------------------------------------------------------------------------------------
1994:   Net Asset Value ..........    $11.54       $11.39      $11.60       $10.60         $10.60
        Total Return .............      0.2%        (1.3)%       1.8%        (0.9)%         (0.2)%
---------------------------------------------------------------------------------------------------
1993:   Net Asset Value ..........    $12.07       $12.36      $12.75       $11.52         $11.52
        Total Return .............      5.4%         2.4%        3.2%         1.5%          13.1%
---------------------------------------------------------------------------------------------------
1992:   Net Asset Value ..........    $11.29       $11.52      $11.90       $11.45         $11.45
        Total Return .............      3.5%         2.0%        3.3%         3.6%          13.0%
---------------------------------------------------------------------------------------------------
1991:   Net Asset Value ..........    $11.06       $11.27      $11.57       $10.91         $10.91
        Total Return .............      5.6%         1.9%        2.7%         1.8%          12.5%
---------------------------------------------------------------------------------------------------
1990:   Net Asset Value ..........    $10.56       $10.68      $10.56       $10.47         $10.47
        Total Return .............      1.5%         2.1%       (1.1)%        3.8%           6.3%
---------------------------------------------------------------------------------------------------
1989:   Net Asset Value ..........     __           __         $10.54       $10.51         $10.51
        Total Return .............     __           __           5.4%(b)      0.8%           6.3%(b)
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Average Annual Returns - December 31, 1997 (a)
                   ----------------------------------------------
           1 Year ...........................................       13.5%
           5 Year ...........................................        9.8%
           Life of Fund (b) .................................       10.2%
--------------------------------------------------------------------------------
(a) Total return and average annual return reflect changes in net asset value and reinvestment of dividends and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost. (b) From commencement of operations on July 3, 1989. (c) The Fund converted to closed-end status on March 31, 1995.

              Dividend History -- Common Stock
------------------------------------------------------------
Payment Date           Rate Per Share     Reinvestment Price
------------           --------------     ------------------
December 26, 1997          $0.600                $10.49
September 26, 1997         $0.120                $10.44
June 27, 1997              $0.120               $  9.96
March 27, 1997             $0.120               $  9.63
December 27, 1996          $0.375               $  9.51
September 23, 1996         $0.120               $  9.73
June  24, 1996             $0.120                $10.17
March 25, 1996             $0.120                $10.41
December 27, 1995          $0.750                $10.95
September 27, 1995         $0.200                $11.10
June 27, 1995              $0.200                $11.21
December 31, 1994          $0.900                $10.60
December 31, 1993          $1.425                $11.52
December 31, 1992          $0.876                $11.45
December 31, 1991          $0.865                $10.91
December 31, 1990          $0.490                $10.47
June 28, 1990              $0.100                $10.68
March 29, 1990             $0.100                $10.55
December 29, 1989          $0.115                $10.51
--------------------------------------------------------------------------------

              [Graphic Omitted -- Depicting Investment Strategies]

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 8 years at The Gabelli Convertible Securities Fund and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

Convertible Securities are "Hybrids"

      It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments.

      Our strategy incorporates the purchase of convertible securities which are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

Our Investment Objectives

      Our mandate is to preserve and enhance our shareholders' wealth through a conservative, disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

Good Things Come To Those  Who Wait

      The critical element to our success in the equities and convertible securities markets has been patience in both the selection process and in waiting for the values of portfolio positions to be recognized. We will continue to be patient and opportunistic in selecting converts for the Fund and will invest in short-term instruments (including time sensitive work-outs) when appropriate. We bought mostly short-term U.S. Treasury obligations in the past. However, the U.S. financial system has improved significantly and we now take advantage of other short-term alternatives. In this regard, the Convertible Securities Fund at times engages in risk arbitrage to generate returns. By risk arbitrage we mean investing in "event" driven situations; primarily, but not exclusively, in announced mergers, acquisitions, reorganizations and other "workout" opportunities. In order to avoid overall market risk in these opportunities, the Fund will concentrate on the lower risk transactions.

      We borrow a quote from Warren Buffet to explain our occasional use of risk arbitrage in the Fund:

      "Our subsidiaries sometimes engage in arbitrage as an alternative to holding short-term cash equivalents. We prefer, of course, to make major long-term commitments. But we often have more cash than good ideas. At such times arbitrage sometimes promises much greater returns than Treasury Bills and, equally important, cools any temptation we may have to relax our standards for long-term investments."

      In short, the high cash position in the Fund does not reflect any effort on our part to time the convertible securities market. It is rather a consequence of our value oriented discipline. We are always hard at work evaluating opportunities and identifying fundamental bargains to progress to a more fully invested posture. However, we will not stretch our fundamental parameters and introduce greater market risk to the portfolio.

Corporate Governance

      One of the Gabelli Convertible Securities Fund's benchmark objectives is to increase the public market price to equal or exceed the net asset value. That is, to eliminate the current market discount. How do we accomplish this? There are several factors that historically have worked to narrow the discounts of closed-end funds. These include stock repurchase programs and distribution policies. The former we have instituted, the latter we are considering.

Stock Repurchase Plan - Q & A

Q:  What is a stock repurchase plan?

      A stock repurchase plan allows a company to buy back its own shares in the open market (in our case, the New York Stock Exchange). This reduces the total number of shares outstanding and increases the earnings per share.

Q:  When did the Convertible Securities Fund implement a stock repurchase plan?

      At a special meeting of the Board of Directors on October 27, 1997, the Board authorized the repurchase of up to 250,000 shares of the Convertible Securities Fund's outstanding shares. We were the first company on the New York Stock Exchange to announce a stock repurchase program on this date when the market declined 554.26 points, or 7.2%.

      The Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through December 31, 1997, 44,600 shares were repurchased in the open market.

      Similarly, an affiliated closed-end fund, The Gabelli Equity Trust, was the first company on the New York Stock Exchange to implement a stock buyback program on October 19, 1987, after the market crash. At the time, the Equity Trust was trading at a discount to net asset value and represented an excellent value for the Trust to acquire its own shares. This stock repurchase plan resulted in the purchase of 800,000 shares in the open market from 1987 to 1988.

Q:  What is the benefit of a stock repurchase plan?

      When the Convertible Securities Fund purchases its own shares at a discount to NAV, the Fund realizes a benefit equal to the difference between the net asset value and the purchase price. This benefit is credited to the net assets of the remaining shares, thus boosting the NAV. The larger the discount, the greater the benefit on the NAV.

      The market price is determined by supply and demand factors. If there are more sellers than buyers the price will decline until buyers enter the market to establish a sales price. A stock repurchase program increases demand for the Convertible Securities Fund's shares in the open market. This provides a willing buyer of fund shares which offsets sales of fund shares.

Distribution Policy - Q & A

Q:  What is a distribution policy?

     A fund with a distribution policy is a fund which establishes a fixed payment each year to its shareholders as a percentage of net assets or a specific dollar amount. For example, a fund with a 10% distribution policy will pay out 10% of its average net assets every year, either on an annual, semi-annual or quarterly basis.

Q:  What is the benefit of a distribution policy?

      Investors usually favor funds that offer a constant stream of cash, or a predictable yield. Thus, there is more demand for funds with a distribution policy and historically they trade at a more narrow discount than funds without a distribution policy.

Q:  Why  is  the  Convertible   Securities   Fund   considering   an  8%  annual
    distribution policy? What are the "mechanics?"

     In order to accelerate our effort to drive the current discount to a premium, the Convertible Securities Fund is considering an 8% annual distribution policy similar in structure to the Gabelli Equity Trust, which has employed a 10% annual distribution policy since August of 1988.

      To illustrate, the Gabelli Equity Trust currently pays out 10% of its average net asset value per share. The Fund's normal policy is to make quarterly distributions of $0.25 per share at the end of each of the first three calendar quarters of each year. The Fund's distribution in December for each calendar year is an adjusting distribution. The amount is equal to the greater of 10% of the average of the net asset value per share of the Fund as of the last day of the four preceding calendar quarters or the minimum distribution requirements of the Internal Revenue Code.

      In the case of the Gabelli Convertible Securities Fund, the Fund would pay out a minimum annual distribuion of 8% of the net asset value. The method would be to pay $0.20 per share in each of the first three quarters of the year and a distribution in the fourth quarter of a sufficient amount to pay 8% of the average net assets of the Fund or to satisfy the minimum distribution requirements of the Internal Revenue Code.

BARRON'S 1998 Roundtable

     We would like to share with you excerpts from BARRON'S 1998 Roundtable interview with our Chief Investment Officer. Discussion of individual companies is not necessarily reflective of the Fund's entire portfolio.

--------------------------------------------------------------------------------
January 26, 1998             BARRON'S o Rountable '98
--------------------------------------------------------------------------------

                            ==========================
                                    BARRON'S
                                   ROUNDTABLE
                                        o
                                  BARTON BIGGS
                                   SCOTT BLACK
                                  MARIO GABELLI
                               ARCHIE MACALLASTER
                                    JOHN NEFF
                                  MARC PERKINS
                                  JAMES ROGERS
                                   ART SAMBERG
                                  OSCAR SCHAFER
                                 CARLENE ZIEGLER
                                  FELIX ZULAUF
                            ==========================
                      (the following has been excerpted:)

                                Discordant Notes
             Our panel takes different tacks in an uncertain market

Fasten your seat belts. You're in for a bumpy ride in this, the second installment of Barron's 1998 Investment Roundtable. Maybe it was all panelist Mario Gabelli's fault. The recorded strains of the hymn he played at the session's start sounded eerily discordant in the coolly stark precincts of the SohoGrandHotel, where we met. But more likely, Mr. Market was to blame. With one full week of 1998 trading under his belt when the 11 members our Roundtable met with a phalanx of this magazine's editors on the morning of Monday, January 12, Mr. Market was refusing to follow the bull's script. The DJIA had lost 222 points the previous Friday and escalating turmoil in Asia that morning briefly knocked the blue-chip average to what stands so far as its low in this nascent year. Certainly not the end of the world, the panel agreed. But beyond that, the consensus cracked.

   The disagreements, some of them sharp, were many -- and are clearly reflected in the investment selections made by the four panelists who are featured in this middle section of the Roundtable: Mario Gabelli, Archie MacAllaster, Felix Zulauf and Scott Black.

   When it came time to talk about the market, Mario shed the religious trappings and came down squarely on the side of agnosticism -- the index will fluctuate 10%, in each direction -- but he's still a true believer in deals. The more the merrier. Thus, the founder and guiding light of Gabelli Asset Management and Chairman of Gabelli Funds, Inc. waxed enthusiastic about values to be surfaced and synergism to be unleashed in heavy-metal industries, the media and via the Internet. Not exactly new themes for Mario. But why mess with success? Buoyed by a slew of spinoffs, split-ups, takeouts and the like, the list of stocks Mario picked last year racked up peak gains averaging almost 60% -- the same sort of moves that propelled no fewer than four of his mutual funds to the top of the growth-fund rankings for '97.

   For all the details, read on.
                                                           -- Kathryn M. Welling

PART 1:  Outlook on the Economy and Stock Market

Barron's: Why don't we start with Southeast Asia. Felix?

Gabelli: [Plays recording] "Nearer my God to thee . . ."

Q: Mario, you know, in this hotel, that's sacrilegious!

Gabelli: I want you to know, eight people played that last song on the Titanic and there are 11 of us here.

Samberg: I am hearing a lot of hypotheses, like I've always heard, from people who have been generally negative. And I don't know how much of it is fitting the current scare to the mood, versus reality. I personally don't know how to predict it. It is a challenge. But a lot of it, I think, is old bear-market talk in new dress.

Q: What old bear-market talk? There hasn't been an old bear market.

Samberg:  I know. But people have been fighting the bull market for years.

Zeigler: The other bullish thing for the consumer is that wages are going up faster than inflation.

Gabelli: There's a lot going for the consumer. He has a tax break. More broadly, if you step back and consider that, for 100 years, you had a tug of war between a centrally planned economy and a free-market system -- and the free-market system won when the Berlin Wall came down -- you can gain some perspective. Right now the excesses that have developed are creating a really nasty problem in Southeast Asia. And they're
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
January 26, 1998             BARRON'S o Rountable '98
--------------------------------------------------------------------------------
going to have to come to grips with how to cope with that. But the silver lining in all this -- if we don't get the equivalent of a Smoot-Hawley -- is that we should emerge with the free-market system actually reinforced in places where there still have been strangleholds on the markets -- whether in the way China handles Hong Kong, whether in South Korea with their chaebols. So we have problems. But they're birthing pains.

   Another thing that is fairly obvious to anyone, like Arthur, who has studied Japan, is that if you were a CEO in Japan -- other than a few enlightened individuals like [President Nobuyuki] Idei at Sony -- you basically went to your country club and got compensated for how much of the market, on a global basis, your product commanded. Never did you get compensated for share of profits. If we see a major revolution take place out of these seeds of discontent and challenges that we face right now, you could see "share of profits" becoming the mantra for the CEOs of the future in these countries. ThatOd lend itself to a lot of very bright sides.

   Having said that, there is no question you need a Marshall Plan-equivalent for Southeast Asia. But in 1973, nobody sitting in this room could tell you how we were going to handle $3 energy going to $10.

Neff: Likewise, nobody knew how we'd cope with the S&Ls collapsing.

Gabelli: You have problems. Structural imbalances on a global basis. You've heard about all the capital invested in Southeast Asia and the problems with that. If I were a Thai businessman, I'd cut my price down to my variable incremental cost and try to export as much as I could -- beggar thy neighbor, if I had to.

Rogers: Mario, in 1973 the U.S. was a creditor nation by a gigantic amount. Now we are the world's largest debtor nation. Who is going to bail us out -- bail the world out -- this time?

Samberg: We don't need a bailout.

Rogers: Half of Asia does. What do you mean, the world doesn't need --

Schafer: Don't worry. Jimmy has to put that statement in every year.

Gabelli: Let's do some numbers. You have a trade deficit of, say, $125-$150 billion in the U.S. -- the run rate. I'm just cuffing the numbers. Roughly $50 billion of that, the last time I looked, was with China and $50 billion was with Japan. A small portion was with the newly industrialized countries -- whatever they call them. NICs. A big part of our trade deficit is also due to the importation of oil -- and a big part of that, at the margin, is not going to increase, because either GDP is shaved by 1%, or prices drop.

Zulauf: Or both.

Gabelli: Or both. When I try to analyze what impact these changes have on the U.S. economy and on the companies I follow, I look at the consumer -- who, last time I looked, was still two-thirds of GDP. I say to myself, "The consumer is in fabulous shape." I mean, they are rooting for the Denver Broncos, as opposed to Green Bay.

Ziegler: Boo!

Gabelli: They are basically fat. Full employment. They have been working hard, earning extra bonuses, making a lot of money. Maybe a little less overtime isn't so bad. All of a sudden, the $140,000 mortgage on my house, I can refinance at 1.5% less. That's $150 a month I'm going to save. In addition, my gasoline prices are coming down. It's a warm winter -- my heating fuel bills aren't as high. Hey, I'm in pretty good shape. Do I worry about my stock portfolio? Hell, everybody tells me I'm in it for the long term, anyway.

   So my sense is, yes, Asia's problems will shave 1% or 2% off GDP growth. Come the spring, you will have a few more issues to worry about. But I have to live through this -- maybe, because I am uncertain, I won't spend that extra $1,000 to go to the Caribbean. But the economy is going to muddle through this, just like we did in 1973.

   So, what are my concerns? Yes, at the margin, we've lost 1% of real GDP growth. Profits that four weeks ago you might have expected to be up 6% on the year, now are going to be flat. The market has to adjust.

Neff: That 6% was a modest expectation. The Street's earnings estimates -- if you averaged what all the analysts were saying -- probably were 12% or 15%.

Q: Your shareholders will have to adjust to it, too -- provided you still have some.

Gabelli: My concern, as we are sharpening our pencils in February-March, will be. How do the world economies adjust?

   Japan is the one I worry about. And Brazil/Latin America. They have a much greater impact on the U.S. then the NICs. This undertow weOre seeing in Indonesia -- who cares about Indonesia -- they have 250 million people but only one-half of 1% of GDP, probably. There are only 125 million people in Japan, but its a real power, and how they handle this challenge.

   To get back to the U.S. stock market, the other element I always like to consider is the flow of funds. The amount of money coming back into the stock market from deals -- and I happen to be the deal guy here -- was about $920 billion in 1997, up from $650 billion in 1996. And roughly $400 billion of that was cash, up from $340 billion in 1996. So, yes, something will be siphoned off for IPOs. Some will go to the outside world and the wild card will be how the individual investor reacts through mutual funds. But the amount that is going to flow into the market in 1998 from deals -- and especially the cash portion of that -- is still going to be staggering and provide a terrific kind of buttressing effect for the overall market.

PART 2:  Gabelli Talks Stocks

Barron's: Mario, did you prepare a dance to go along with the song you played earlier?

Gabelli: "Nearer My God to Thee" just isn't that kind of ditty. My conclusion, in the earlier part of the meeting [Roundtable, Part 1, January 19] was that the market has a certain framework -- about 10% downside to get intrinsic value, with a lot of dynamics at work, and maybe up 10% looking out 18 months. We want to look out to the middle of 1999 to generate long-term capital gains because the long-term capital gains rate is now 20% for an 18-month holding period -- and it's not only what you make, but what you keep.

   One dynamic I look for in the market is a continuation of deals; 1998 will again be a record year for transactions, with other forms of financial engineering-split-ups, split-offs, leveraged stubs, consolidation plays-also being drivers. As I have indicated in the past, in the Nineties, one of the themes is consolidation. You buy a fragmented industry and get the benefits of synergistic dynamics at work. You eliminate overhead. You get economies of scale in the financial and operating areas.

   We've talked in earlier Roundtables about banks, brokers, broadcasters. We've talked about the consolidation in the defense industry, which is almost over in the U.S. The utilities industry is absolutely just in the beginning stage of a major consolidation play. We've talked about the Bell operating companies. In fact, you've had two phone deals already in 1998: Southern New England Telecom, which I was going to talk about, and, obviously, AT&T's buying Teleport Communications Group. The names I'm looking at in the financial engineering area are Rollins, Gaylord Entertainment, Whitman -- the Pepsi bottling part after Whitman is split into three parts. In the telephone area, Telephone & Data Systems. Consolidation is still going on among the vendors to Boeing: Sequa, SPS Technologies and Fairchild. There is going to be continued consolidation in the auto-parts industry. My favorites are Wynn's International, Modine Manufacturing and Echlin. And there is a lot to happen, still, in the cable, television and broadcasting area. That's it. Thanks.

Q: Won't the stock market decline put a damper on all the deals? A lot are for both
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cash and stock.  If the stocks  flame out,  so do the deals.

Gabelli: The chairman of Wells Fargo put it well when he reportedly said, "At these kinds of multiples, these kinds of prices, if somebody came to you with a story that would cause the currency of the combined company to appreciate, then I am open to it." The notion of using equity as a currency for deals in part is driven by the dictates of pooling-of-interests accounting. But it's also driven by the fact that equity is a surrogate for junk bonds in the 'Eighties and company-issued debt in the 'Sixties. Some of it is junk equity. There is no question that you want to leverage it out. The banks, at this point, are reasonably flush with cash. You can borrow today at rates of 5 3/4% and 6%.
Locking in those kinds of rates will still be a driver of transactions. The first two megadeals we've seen this year used paper. SBC Communications -- the old Southwestern Bell-buying Southern New England Telecom was a $4 billion deal using SBC paper, and AT&T is using its stock to buy Teleport. In addition, in between those, we've already seen probably 20 or 30 other transactions using a combination of cash and stock as currency. I don't see any reason why deals should slow. With the long-term capital-gains rate coming down, it seems to me that the sun, the moon and the stars are all in alignment on this. That is, I am getting reasonably good EBITDA. I am getting a high multiple of EBITDA. I am going to be able to use the lowest possible capital gains rate. So there is a lot of motivation for companies to sell or enter into financial transactions. Plus, there are still a lot of drivers of financial engineering. So everything that I've thought about since the day General Electric set off this trend by going after Kemper in a hostile transaction, which happened to be March 14, 1994, continues to drive transactions. They are global, they are synergistic, and there are still dynamics in the consolidation phase. But unlike 1994 -- when trying to make money in the market was like walking through waist-high mud -- in 1998, you still have an exit strategy, one based on a large number of deals. You are seeing a lot more overbids, and the buyers are all types. I think that continues.

Neff: Over-bids? Do you mean somebody bidding more than the first suitor?

Gabelli: Right. For example, in your industry, John -- not that I want to tie you to the steel industry -- Bethlehem Steel bid for Lukens. Allegheny Teledyne bid for Lukens. Now we have another round coming. I mean, Kollmorgen has knocked on the door at Pacific Scientific. You'll see more over-bids. But let me put some meat on that bare-bones overview I gave you. Today I am going to talk about two loaded laggards. One is Viacom, which was trading on Friday [January 9] around 40. There are two classes of stock. There's VIA, with 69.5 million shares outstanding, of which [Viacom Chairman] Sumner Redstone owns two-thirds. My clients own seven million of the balance; I want to give full disclosure, otherwise, Archie will ask. Then there also are 284 million common shares out, so there are 354 million shares in total. They have about $8 billion of debt and $1 billion of preferred, so say $9 billion of debt and preferred. I believe, over the next 12 months, you will see them selling their publishing business. [Viacom on January 14 announced plans to sell the educational, professional and reference publishing operations of its Simon & Schuster unit as part of a strategic restructuring, assisted by Morgan Stanley.] Publishing is about a $400 million EBITDA business. They should get 12-14 times EBITDA, or $5-$6 billion, for it. They have a tax basis of $3.5 billion on it. They should be able to sell Blockbuster, or do a tracking stock with it or liquefy part of it. They should get $3-$4 billion for that, even in today's world. They are changing the dynamics of the business by having the movie companies provide videos and share in the rental revenues, instead of just buying the videos.

Q: But Blockbuster still has the same management. What's to keep it from screwing up again?

Gabelli: No, it doesn't -- Sumner Redstone is still there. But he's changed the management at Blockbuster. I am arguing that Blockbuster and the publishing unit will be sold for $9 billion. A year from now, Viacom will be a company with no debt and two businesses. One, a world-class cable network, which includes MTV, Nickelodeon, Nick at Nite; the other, the movie studio. Even though Disney and Fox are coming after Nickelodeon, its cable networks' $1 billion of cash flow should grow 12%-15% for the next three-four years.

Q: How do you know Redstone isn't going to take the dough and do the same dumb thing he did with Blockbuster?

Gabelli: Let's not get into revisionist history here.

Q: That is what we are about to get.

Gabelli: I am not defending Sumner Redstone, but I am going to talk about Sumner Redstone. What happened was that, as a theater operator back in the 'Sixties, 'Seventies and 'Eighties, you always lusted for the casting couch-tried to buy a movie studio. So when Paramount put itself up for sale in 1993, he bid. But to get Paramount, Redstone needed cash flow. He bought Blockbuster to get it. It was the steppingstone in his strategy and he knew then that it was a lousy tactic.

Q: Well, he kept that to himself.

Gabelli: I don't think so. It was fairly obvious what [H. Wayne] Huizenga had created in Blockbuster -- and what its vulnerable parts were. Anyway, now Viacom has MTV, Show-time and the broadcast stations that generate $1 billion of cash flow annually. There are 350 million shares, a $14 billion market cap. So, in effect, you get the very attractive movie studio free, plus you get other assets. When I shake it all out, I get a value of about $65 a share. I am buying this stock. You don't have to buy it.

   The second, equally loaded laggard I want to talk about is Seagram. VO is the symbol. But this is not about VO on the rocks, it's about VO on the upswing. The stock was probably down 15% last year. There are 347 million shares. The debt is a little more difficult to get your hands around because [Seagram CEO] Edgar Bronfman Jr. made a strategic decision to go to war against Sumner Redstone. He beat him in court and was then able to buy the USA Network and the Sci-Fi Channel for $1.7 billion. When I work the numbers, I come up with a debt figure of about $4 billion. What Bronfman then did was package those channels with most of his Universal TV production operation and exchange the whole bunch for 45% of Home Shopping Network, or 72 million shares, plus some cash. Seagram's distilled-spirits business, pre-Asia, was going to do about $900 million in EBITDA. I am now estimating only $700 million. Two reasons: One, all the Martells that were sold for X-dollars per bottle in Asia. They may be drinking more over there, but they now are drinking their inventory as opposed to buying more. So Seagram's EBITDA will be $200 million lower than expected, earnings about $100 million lower. Tropicana is doing quite well, about $250 million of EBITDA. So the liquids businesses generate a total of about $950 million of cash flow. I could sell those businesses today for around $9.5 billion. Grand Metropolitan and Guinness merged last year [creating a company called Diageo], changing the critical scale in the spirits business. So I think Seagram has to take the distilled business and merge it with Allied Domecq, or figure out some other strategy there. [On January 18, the Sunday Telegraph of London reported that the two companies were discussing merging their alcoholic-beverage businesses.]

   The second thing Seagram now has going for it is that it has become a dominant player in electronic commerce. As Arthur talked about earlier [Roundtable, Part 1], when you have a brand name, you now can sell on the Internet into the global
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                                       8
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January 26, 1998             BARRON'S o Rountable '98
--------------------------------------------------------------------------------
marketplace. Electronic commerce, to me, is where Sears Roebuck was 100 years ago. I will not buy a product anywhere today without checking out the brand and the price on the Internet and figuring out how to get it delivered to me. Amazon.com sells you a book; you get it in the mail. I have looked for ways to participate. What is emerging as a pure wonderful play on this -- aside from Cendant (the new name of the merger between CUC International and HFS Inc.) and a couple of others -- is the one that I like, Home Shopping Network. [HSN CEO] Barry Diller, through HSN, has become a major outsourcer of electronic commerce and will be one of the leading factors on a global basis. So Home Shopping Network is structurally attractive over the next five years as an entertainment play, an electronic-commerce play. Seagram realized: "Hey, we can't own this kind of talent. Let's rent it. Let's get involved with Barry Diller."

Q: What's Seagram worth?

Gabelli: What I'm sitting on in Seagram is a liquids business worth $9.5 billion, or 10 times EBITDA. It also has 26 million shares of Time Warner, valued in the market at $1.5 billion. Its 72 million shares of HSN trade at anywhere from 45 to 50 each -- but that probably legs in, over the next five years, as the dominant player in electronic-commerce marketplace. Could be a very attractive long-term vehicle. Plus, you get a movie studio. Look at it any way you want, you get a movie studio free. This company is reasonably attractive at 31.

Schafer:  What are you  saying  all the  pieces of  Seagram  are  worth?

Gabelli: There's an $11 billion market cap, $4 billion of debt, coming down to $3 billion, when the deal with HSN settles. You can look at it two ways, Oscar. You can say they have $1.5 billion of Time Warner and $3.5 billion of Home Shopping. Time Warner is for sale, but Home Shopping is not. Home Shopping will have 170 million shares out soon. There will be a very thick prospectus coming out in the next 30 days. I think you will see Barry Diller splitting it up. The electronic-commerce business, which will consist of the old Home Shopping Network and Ticketmaster, will have $250 million of EBITDA. It'll be a terrific vehicle for outsourcing electronic commerce -- probably one of the very few companies that have conceptualized how to actually fulfill sales via the Internet on a global basis. Then HSN also has a TV station operation, called Silver King Broadcasting. Its negative cash flow is $30 million annually, but

--------------------------------------------------------------------------------
                                GABELLI'S PICKS
                                                                       Price
Company                                      Sym.         Exch.       1/12/98
-------                                      ----         -----       -------
Rollins Inc.                                 ROL          NYSE        19-13/16
Whitman (Pepsi) wi                           WH           NYSE        15-18
Tel & Data Systems                           TDS          ASE         44-3/4
Sequa A                                      SQAA         NYSE        64-3/8
SPS  Technologies                            ST           NYSE        39-15/16
Fairchild                                    FA           NYSE        21-9/16
Wynn's Intl                                  WN           NYSE        21-43/256
Modine Mfg                                   MODI         NNM         33
Echlin                                       ECH          NYSE        34-3/4
Viacom A                                     VIA          ASE         42-1/4
Seagram                                      VO           NYSE        32-15/16
HSN                                          HSNI         NNM         47-3/4
Time Warner                                  TWX          NYSE        59-7/16
USWest Media Group                           UMG          NYSE        28-5/16
Cablevision Systems A                        CVC          ASE         88-5/8
Lillian Vernon                               LVC          ASE         16-5/8

                                "HALL OF SHAME"

Pennzoil                                     PZL          NYSE        60-3/8
Reader's  Digest A                           RDA          NYSE        22-7/8
Gaylord Entertainment                        GET          NYSE        30-1/16
--------------------------------------------------------------------------------

Diller will now marry that with USA, one of the leading cable networks in the country, and Sci-Fi, which is rapidly growing -- and they have $200 million of cash flow. As I fast-forward three to four years, I can see $1 billion of cash flow from HSN's businesses -- and a company that then can grow double-digits, exponentially. So I like Home Shopping, I like Seagram's ownership in HSN. That is why I am beating on the table.

Q: Couldn't they blow the whole thing with one bad movie?

Gabelli: Well, Titanic was a $250 million film-but I did play the song.

Q: Five years from now, the studios will be spending $1 billion to make a picture.

Gabelli: You could say "Play It Again, Sam," too. Cleopatra does happen. And Water World. And Titanic. Very expensive films. But then you have movies that are less expensive to produce, like The Lost World: Jurassic Park, that are equally popular -- sometimes more popular. On balance, owning creative copyright and content through a filmed-entertainment company and leveraging it up on a global basis with captive distribution has proven to be a reasonably good business.

Neff: Still, when you pay $25 million for one star, it gets to be like the NBA.

Gabelli: John, do you know what you have to pay for a money manager today? Running a studio is like drilling for oil. If you make one movie, you can lose a lot of money. If you make a portfolio of movies look at the cost on the basis of what share of the U.S. market you capture. The U.S. theatrical market -- you and I pay $6 billion a year to see movies. The guys who make the movies get 45 cents on the dollar of that. That's $2.8 billion. They could not make money if that were their only window. But the video-rental business is $20 billion. Then you start looking overseas. How many television stations are there in England, in France, in Germany? There are 370 million people on the European Continent. Even in Indonesia there are 250 million people. There is an incredible appetite for filmed entertainment. You have to leverage it up on a global basis; do deals. Those are some of the drivers, the dynamics. You clearly cannot pay talent $100 million a film and make money.

Black: The average negative cost now is about $55 million. So you need ticket sales of $110 million just to break even in the U.S. on theatrical sales. I was at Disney not long ago. The most profitable end of the business for them is animated features, like Aladdin. That is where they hit the home-run balls, because they don't have to pay cartoon characters. But even there, they do have to compete for talent. They said the economics of the business right now are terrible. So they're cutting the number of their feature films.

Gabelli: They all say that. They all lie. How do they cut back on features? Look at Disney.

Black: I know, they have Miramax.

Gabelli: So Miramax makes 20 movies that are lower-budget. Since I am running out of time here, I will just mention Time Warner again, hitchhike on my prior recommendations. The stock is 60.

   Another one I want to recommend is USWest Media Group, which is going through financial engineering. US West created USWest Media as a tracking stock. Within the next 60 days, they will convert it to standard C corporation form and spin it off. USWest Media will then be the third- or second-largest cable company. As I fast-forward, a year from now, Time Warner will have somehow figured out a way to buy USWest Media and then spin it off to the public, packaged as a cable company. The stock is at 29. It is worth $45. Cablevision Systems, which I did not recommend a year ago, but which I have recommended in the past -- and which my clients own a lot of sells for 90 and has two businesses: cable systems and a cable network. The cable network is Rainbow Media Holdings, 25% owned by NBC, 75% owned by Cablevision. There are three wonderful channels: American Movie Classics, Bravo and Romance. No one can be without Romance.

Q: That's very touching.

Schafer: Don't they have Madison Square Garden, too?

Gabelli: They sold 40% of their stake in Madison Square Garden to Fox, so they own only 60% of the Garden, which has turned out to be absolutely a phenomenal deal. When I look out into 1999 and 2000 -- at least 18 months from now, when I'll have
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                                       9
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January 26, 1998             BARRON'S o Rountable '98
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a long-term capital gain -- I see a company,  assuming this transaction with TCI
Inc. gets closed in the next 60 days, with 3.2 million cable customers clustered in Cleveland, Boston and New York. A business unit that will have cash flow at least $1 billion in the year 2000 in cable, which is worth 10 times that. And a company that has wonderful programming -- in sports, as well as in the three genres I've already mentioned. It'll be worth $250 a share at that time.

Q: Isn't Cablevision also a company with a wonderful balance sheet?

Gabelli: They have a $2.5 billion deficit in book. They have $4.2 billion of debt. There is a very limited margin of safety.

Q: If, by chance, interest rates were to rise, could it cope?

Gabelli: There are 90 million shares authorized. There are 25 million shares publicly outstanding now. There will be 37 million when this deal with TCI is concluded. So you have 37 million shares in a very highly leveraged company. If things look dark in the world, they will look better for the shareholders, because [Cablevision Chairman] Chuck Dolan at that point probably will dial [President] Bob Wright at NBC and say, "Bob ..."

Q: Do you have another idea, Mario?

Gabelli: Three small-cap stocks that derive their demand from the airline business in some fashion. Either they sell components to Boeing or they sell and service parts. The first one is Sequa, which sells components for engine repairs and overhauls. General Electric just bought two companies in the business, one of which was Greenwich Air Services, which in turn was buying UNC Inc. AlliedSignal just bought an aircraft-parts distribution division from Fairchild's Banner Aerospace. The company I like is Sequa. Traded on the NYSE,
10.9 million shares out. The stock is 66.  [Chairman]  Norman  Alexander is over
80. The earnings for 1998 will be $4.75. They will go to $7.50 in '99. They will be close to $10 in the year 2000. The value of the business, if Norman decides not to wake up, or decides to sell-or to wake up and sell --

Q: You're looking for trouble again.

Gabelli: -- he could sell the pieces, based on recent transactions -- and applying a lowly multiple of eight times EBITDA to Chromalloy, which is a world-class business -- for $200 a share. I think that $200 becomes $300 by the year 2001. So, with the stock at 65, I have an incredible margin of safety, assuming Norman Alexander stays the course. I mean, he just put [Apollo Advisors' founding partner] Leon Black on the board, which is the first sign of fresh air I have seen in the company.

Q: What kind of air? Leon Black?

Gabelli: Fresh.

Q: You've been inside too long.

Gabelli: My second small-cap is SPS Technologies. Twelve million shares; a $40 stock. NYSE; $480 million of equity; $100 million of debt.

Neff: Tell where it's headquartered.

Gabelli: Jenkintown, Pennsylvania.

Neff: Almost in Philadelphia.

Gabelli: I was just there. Went through the factory about four weeks ago. Charlie Grigg came on board as the CEO three or four years ago. The fastener business is doing extremely well. And they are creating a second window that is growing exponentially by consolidating the fragmented $2 billion bonded-metals and magnets business. They are buying up small companies, have made over a dozen acquisitions. Earnings should ramp up -- $3.10, $3.60, $4, $5. The company is worth $60 a share today and it will be worth $100 in five years. It's a spectacular play. Fairchild, I won't go into much. The stock is around 20. Another fastener company. Jeffrey Steiner runs it. They just did an offering to liquefy, through DLJ; 20 million shares out. They control Banner Aerospace.

Q: Another supplier to Boeing?

Gabelli: Yes, Boeing will produce 550 planes in 1998.

Q: Don't you think Boeing is vulnerable to a lot of cancellations out of Asia?

Gabelli: Absolutely. There is going to be all sorts of that. But the age of the aircraft, the fact that they need to be more fuel-efficient, or more noise-efficient, and some growth around the world will keep Boeing working. The problem is the ramp rate goes to 550-600 planes a year -- then flattens. So these companies, over the next two years, will have good earnings growth -- then go flat in that part of the business. You can't buy these stocks for those orders, because the market is already discounting the flattening. You're buying them because the cash flow is terrific and there will be a round of consolidations. Fairchild will probably be taken over by Textron. Or they'll merge with SPS Technologies. Someone has to merge with somebody in this business. There are too many companies. Then, the financial engineers will do something. In the case of SPS Technologies, which is a nuts-and-bolts company, Charlie Grigg is first-class. These three are small-cap stocks that are going to be terrific in relation to value and in relation to earnings over the next 12-18 months. I want to own them all -- as I do -- I want to own the whole companies for my clients.

Q: You may have to. Is that it?

Gabelli: Rollins Inc. The stock is at 20; 33.4 million shares. Last year, the stock was the same price, but they got $50 million more than I expected from the sale of their burglar-alarm business to Ameritech. They got $200 million. The company is sitting on $300 million of gross cash, $250 million tax-paid. That's $8 a share. So you are paying $12 a share, or $240 million, for a $550 million -- in revenues -- business that is earning about 5%, down from 15%. Which is Orkin. Orkin kills termites, roaches. Pest control. Within two years, I think, Rollins sells Orkin at $30-$35.

   Another financial engineering company is Gaylord Entertainment, which sold its Country Music Television and its Nashville Network to Westinghouse Electric. Shareholders got Westinghouse stock, plus shares in this spun-off company. One of the last Morris trusts. Gaylord is one of the three new companies in my Hall of Shame this year, because of the way they handled the sale of their cable networks to Westinghouse. They had no upside protection. Westinghouse stock went from 17 to 28 while the deal was pending, and we were stuck at a $17 valuation. It was a disgrace. Still, Gaylord today has 32 million shares. The stock sells at 30 on the NYSE. That is a $1 billion market cap. It has a few hundred million of debt. For that you get a hotel that everyone wants to own -- 2,950 rooms, $100 million of EBITDA, about 88% occupancy last year, but they added a new wing. It will go to about 95% occupancy this year, with an average daily room rate of about $130.

Q: This is Opryland?

Gabelli: The hotel. It's in Nashville. That hotel, someone with a paper clip, or a paired REIT, or some desire to own it, will pay $1 billion for. I think [Hilton Hotels CEO Stephen] Bollenbach would buy it. The balance of the business is probably worth another $500 million. The biggest value in that is a CBS station in Dallas, a stand-alone station that they could probably sell for $350 million. I also like it because of something else: Country-and-western music originates in Nashville. Everyone goes to the place that they own, called the Ryman Auditorium, to perform. So if you are Garth Brooks, you go there to play. It is like everyone coming to Barron's.

Q:  Thanks.

Gabelli:   You're   welcome.   In  three   years  they  will  be  the   foremost
country-and-western music company in the world. But you don't pay for that in Gaylord's stock.

Neff: Mario, I thought Opryland died. Can the hotel stand on its own?

Gabelli: The amusement park itself, if Premier Parks were running it, or if you and I were running it, could be rejuvenated. But Gaylord decided to contribute that land to a mall operator. I thought it was a mistake.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
January 26, 1998             BARRON'S o Rountable '98
--------------------------------------------------------------------------------
But they were not doing a good job of running the amusement park. They also have some radio stations. There are a lot of assets.

Ziegler: What are they going to do with the land? Turn it into a shopping mall?

Gabelli: Yes. They also own a stake in Bass Pro, the fishing-gear outfit. They own 10% of the Texas Rangers. There are a lot of assets there.

Q: You mentioned that Gaylord is in your "Hall of Shame." YouOd better explain.

Gabelli: These are not short ideas. My Hall of Shame is reserved for companies with interesting values -- but with managements who just feel like they own the companies. Who stand in the way of deals that would surface values, for reasons of their own. Like Norman Alexander at Sequa. It's my version of tar and feathers.

   Another company in my Hall of Shame this year is Pennzoil, just because of the way they totally ignored shareholders' desire to get a high price for the company. Flatly refused to consider Union Pacific Resources' bid.

Q: What's your third Hall of Shamer?

Gabelli: Reader's Digest Association, just because of the way they are handling this whole management transition. Lowering the options exercise price. But the virtue of Reader's Digest is that they have an ability to do order fulfillment on a global basis. The stock is at 23; there are 100 million shares. There is no debt. Earnings are hard to get a handle on. But their major asset is an ability to generate lists and to fulfill the still-embryonic electronic-commerce industry on a global basis. That has a value to large customers and companies -- an increasing one, now that brands can be exploited via the Internet. Reader's Digest today has about a $2.5 billion market cap. Look at the size of the mega-deals today. We think it'll be taken over. Another company -- this one is not in my Hall of Shame, but it's one, like Reader's Digest, that has good fulfillment capabilities -- is Lillian Vernon. She runs a nice little mail-order operation. The people who are going to sell merchandise on the Internet will try to migrate -- and take over these companies. Plus, there is a consolidation going on in the catalogue industry. This is one of the companies that will be taken over. The stock is at 16.

Q: What else?

Gabelli: Pepsi/Whitman -- the new company about to be created, effective January
30. Illinois Central became Whitman Corp. Whitman has three parts -- Hussmann, Midas and Pepsi-Cola General Bottlers. The first two are about to be spun off. The part I want to talk about is what will be left in Whitman, the Pepsi bottler. There are 102 million shares. The stock is trading at 15-18, on a when-distributed basis. The new Whitman, to me, is similar to what Coca-Cola Enterprises was when I found it back in the 1980s when it went public. This may well become [PepsiCo CEO] Roger Enrico's engine for rejuvenating Pepsi's independent bottling system. The documents are out. If we are right, Pepsi/Whitman should earn about 70 cents a share in '98, marching up at about a 15% compounded growth rate. Its cash flow will be fairly significant. Also, Pepsi went to them and said, "We want you to be the bottler in Poland. We want you to be the bottler in Russia."

Q: Do you buy Whitman now, or wait?

Gabelli: You can buy Whitman today, for $25. It's about to be split into three. For every share of Whitman, you get a half-share of Hussmann. Hussmann will eventually be sold. It is like Thermo King, a very attractive operation in the refrigeration business. For every share of Whitman you get one-sixth of a share of Midas. And you get a share of Pepsi/Whitman. It is probably extremely poorly managed today, at the top. But the business itself is terrific. They are the Pepsi bottler covering about 12% of the U.S., primarily around Chicago-Heartland USA. This is a terrific vehicle for Roger Enrico. They already own 20%. I think it becomes the vehicle that Pepsi does its bottling acquisitions through-much the way Coca-Cola did it with CCE.

Neff: To the degree that Coca-Cola is essentially giving away carbonated colored sugar water, doesn't it make it awfully tough for other bottlers?

Gabelli: The bottling business in the U.S. is very attractive, very successful. What it requires, however, is some skill economics, when you do the routes, when you buy the vending machines --

Neff: Vending is good, but the rest-the supermarket price of soft drinks

MacAllaster: Soft-drink margins in the U.S. are much lower than anyplace else in the world. Except maybe Canada.

Neff: Coke keeps going for market share. Are they going to stop doing that?

Gabelli: If you want a drop-dead analogy, all you have to do is read the CCE prospectus. I am running out of time, so I can't do it for you.

   Three other names that will probably be taken over: Modine Manufacturing in the radiator business; 30 million shares; a $34 stock. Great global company; $1 billion in revenues. For the March '98 year, they'll earn about $2.50. That should grow at 12% over the next five years. We think the company today, in a takeover, would be worth about $45. A great balance sheet. Great cash generator. They will have $200 million in cash, no debt, in a couple of years. Five years out, if you use a constant multiple of EBITDA, it should be worth about $65.

   Another company that could go either way -- become a consolidator or be consolidated -- is an old favorite with a new management: Echlin. The stock is 35; there are 63 million shares. Fiscal year ends August 31. They will earn, for the current year, about $2.35. You'll have about a 20% earnings growth rate over the next three to five years in Echlin.

Q: They depend enormously on the weather. This warm winter is not going to give Echlin a very big year.

Gabelli: There are 200 million cars and trucks on the road in the U.S. Another 400 million more on the road around the world. That's 600 million vehicles. The growth rate for vehicles on the road in Europe is 3%-4%. In the U.S., it is about 2.2%, and in Latin America, it is much higher. In Asia, you can pick any number you want. Someone has to supply spare parts on an ongoing basis for the engines, braking systems, safety items. This company is emerging as the preeminent manufacturer, supplier and distributor of parts on a global basis for the vehicle population.

Q: That has been the argument forever.

Gabelli: And there's new management.

Black: But the gross margins have been coming down. The channel of distribution has changed over the last few years in the business, from the jobbers to direct sales to the big retailers like the AutoZones. That has put the arm on these people's gross margins. I have owned things like Standard Motor in the past. But we are out of them because the gross margins keep going down and down. I know you said there is new management, but they have been telling this story for a while-we have called them. And they've had 12 down quarters in a row.

Gabelli: Call them again. You're dated. Larry McCurdy just took over the helm of the company. There is some low-hanging fruit. There will be changes in the way they manufacture. The distribution channel is an issue -- but not a dominant issue. It is the way you manufacture, the way you distribute on a global basis. Because there are no AutoZones in Europe or Latin America. Even in the U.S., Echlin is changing its product mix. They will get their earnings up. You will see eight straight up quarters. You will have a stock that will either be taken over or be in the mid-50s in two years. That's not a lot of money, but it is up 50%; that's okay.

Thank you, Mario.
--------------------------------------------------------------------------------

Preferred Stock -- An Investment For The Future

      In the first quarter of 1997, the Board of Directors of The Gabelli Convertible Securities Fund authorized management to consider an offering of preferred stock. On May 16, 1997, the Fund successfully completed its offering of cumulative preferred stock which was rated 'AAA' by Standard and Poor's. Shareholder response has been positive and we appreciate the efforts of Smith Barney and Gabelli & Company, Inc., the underwriters, and wish to thank and welcome all those investors who participated.

      The Fund issued 1,200,000 Preferred Shares at $25 with an annual dividend rate of $2.00 per share paying quarterly starting in September 1997. The Preferred Shares are trading on the New York Stock Exchange under the symbol OGCV Pr" and closed at $26.375 on December 31, 1997. We thought we would answer some questions about preferred stock.

Q:  What is Preferred Stock?

      Preferred stock is a form of equity investment which has certain rights that differ from those of common stock. In our case, the preferred stock was issued at $25 per share with a fixed dividend rate of $2.00. The Fund is obligated to pay this dividend to the Preferred Shareholders before any dividends are paid to the holders of common shares. Thereafter, any return earned in excess of this dividend rate would work to benefit the Common Shareholders.

Q:  How would Preferred Shares benefit Common Shareholders?

      Through December 31, 1997, the Convertible Securities Fund has earned a 10.2% average annual return. The only obligation that the Fund has to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we considered this to be an ideal opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. Any return earned in excess of the stated dividend rate, which is less than the Fund's average annual return, would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholders in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, the Preferred Share issuance offers what we believe is a conservative method of adding wealth for our Common Shareholders.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders are not required to the extent they would be if the Preferred Shares were not outstanding. Common Shareholders thus avoid having to pay taxes on that portion of taxable income that previously would have been distributed to them. By deferring these taxable distributions and taxes associated therewith, the net asset value of the common shares are likely to grow at a faster rate.

Q:  Why did the Fund consider Preferred Shares?

      Long-term interest rates were at relatively low levels. The dividend rate that the Fund is required to pay on the Preferred Shares was related to long-term rates. In this environment, we had a great opportunity to create value by earning a return in excess of the Preferred's dividend rate over the long term. Therefore, we believe this represented an opportunistic time for the Fund to take advantage of these low rates.

Q:  Will Gabelli Funds, Inc. be paid a management fee on the Preferred Capital?

      With the completion of the preferred offering, the Adviser has agreed to waive the management fee on the incremental assets if the net asset value total return on the Fund does not exceed the stated dividend rate on the Preferred Shares.

Q:  What were the offering costs involved with the Preferred Shares?

      Consistent with our conservative approach, the Fund issued the Preferred Shares in a cost efficient manner at less than $0.18 per share. This modest investment provided the underpinnings for successful returns in the future and incrementally boosted the Fund's twelve month returns to 13.5% with the preferred offering versus 13.1% had the Preferred Shares not been issued.

The Importance of Interest Rates - A Brief Primer

      In the past we have illustrated the impact of interest rates on equity valuations. Now we expand it to include convertible securities valuations. According to A. Hartswell Woodson, III, Vice President and Portfolio Manager of the Gabelli Global Convertible Securities Fund:

      "Interest rates have been steadily declining. The current declining interest rates have worked to enhance both equity and convertible securities valuations. Borrowers favor the current level of long-term rates at 5.89% and short-term rates under 5.06%. Owners of businesses prefer rates at the same levels for a different reason: their assets are worth more. It remains to be seen if these rates are at equilibrium with what the global economy will be in 1998."

Interest Rates 101

Let's spend a few moments looking at what happens when interest rates decline:

     o Reduced Financial Costs. This helps highly leveraged companies by reducing interest outlays.

     o Improved Demand. Lower rates help stimulate demand for traditional, interest sensitive economic sectors - for which residential housing is one key and visible component.

     o Focus on Dividends. Clearly, higher-yielding stocks with reasonable growth prospects benefit from investors seeking higher yields than they are getting from savings accounts.

     o    Higher Asset Values.  Lower rates bolster the values of assets.

Let's take a look at one model that highlights this relationship.

--------------------------------------------------------------------------------
                             Asset Value Scenarios

                                      Case
                                      ----
                    A                   B                   C
Rates
-----
                    $10             $10+$1/YR        $10 growing at 8%
                    ---             ---------        -----------------
10.0%              $3.86              $7.71                $8.32
8.0%               $4.63              $9.26               $10.00

Case A: What is the present value of $10 ten years from now if interest rates (the discount factor) are ten percent; eight percent?
Case B:   What is the present value of ten dollars growing by one dollar per year?
Case C:   What is the present value of ten dollars growing at eight percent a year?
--------------------------------------------------------------------------------

Interest Rates - Values - Another Point of View

      Among the ways to value stocks is with a dividend discount model. Here, the key variable is the growth rate in dividends.

        P/E             b
                  =  --------
        Multiple       k-g     Where P/E: price to earnings
                                       b: dividend payout rate
                                       k: required rate of return by an investor g: expected growth rate

     Briefly, the model values stocks based on the relationship between two crucial inputs: dividend growth and an investor's required rate of return.

      As interest rates decline, the rate of return an investor requires drops as well, because returns on alternative investments have fallen. Holding all else constant, a drop in the required rate of return will increase the value today of a future stream of dividends. Investors become willing to pay a higher price relative to next year's earnings as interest rates drop.

      The same methodology holds for bonds too. If interest rates fall, the present value of a future stream of coupon payments becomes more valuable raising the price of the bond. Convertibles, being a hybrid security of both equities and bonds, are a double beneficiary of declining interest rates.

Let's Talk Converts

      The following are specifics on selected holdings of our Fund. Favorable EBITDA prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time.

AirTouch  Communications  Inc. (6.00%, Cv. Pfd., Class B; 4.25%, Cv. Pfd., Class
C) is one of the premier players in global wireless communications. Operating in attractive cellular markets in the U.S. and overseas (including Germany, Portugal, Sweden, Belgium, Italy, Spain, Japan and South Korea), the company is well-positioned to participate in the worldwide expansion of wireless communications. Roughly half of the company's current 8.5 million worldwide cellular customers are located in the U.S. Annual growth is estimated at 30% to 40%. AirTouch is in the process of strengthening its cellular position in the U.S. with the acquisition of US West Media Group's domestic cellular operations and its stake in PrimeCo Personal Communications.

Atlantic Richfield Co. (ARCO) ($2.80 Cv. Pfd.) is a diversified energy company operating globally with substantial interests in chemical businesses through 83%-owned ARCO Chemical. Atlantic Richfield is undertaking major worldwide expansion, including ventures in China and Russia. Nearly 40% of ARCO's revenues are derived from oil, gas and coal resources, another 40% from refining, marketing and transportation and 20% from intermediate chemicals and specialty products. Cash flow and earnings have advanced as worldwide demand for energy and petrochemical products increases. ARCO's strong cash flow readily supports the shares' above average 3.85% yield.

Chock Full o'Nuts Corp. (Sub. Deb. Cv., 8.00%, 9/15/06;  7.00%, 4/01/12) roasts, packages and distributes regular, instant and specialty coffees and teas. The company also has a growing institutional distribution business that supplies coffee and food products to restaurants and businesses. Chock Full o'Nuts is developing a chain of retail drive-through coffee outlets called Quikava. Both the 8% convertible bonds, due in 2006, and the 7% convertible bonds, due in 2012, offer investors an attractive way to participate in Chock Full o'Nuts' future.

Fieldcrest Cannon Inc. (Sub. Deb. Cv., 6.00%, 03/15/12) is a well-known manufacturer of household textile products, including sheets, pillow cases, towels, bedspreads and blankets. Management has undertaken several restructuring steps which are anticipated to result in significant increases in operating margins and net income. We believe stable cotton prices, higher mill activity, lower interest expenses and an improving economic environment will sustain Fieldcrest's earnings recovery. Pillowtex (PTX - $34.875 - NYSE) has agreed to acquire Fieldcrest Cannon for cash and stock valued at roughly $400 million. Pillowtex makes bedding products under a number of private label and brand names including Ralph Lauren and Disney, so the amalgamation expands Pillowtex's product line from the bedroom to the bathroom.

HSN Inc. (Sub. Deb. Cv., 5.875%, 03/01/06) is the name for the parent company comprised of Silver King Communications, Home Shopping Network and SF
Broadcasting. Silver King operates 12 wholly-owned UHF stations and one satellite station through SKTV Inc. Home Shopping's major business is electronic retailing. The six SF Broadcasting stations, four VHF stations and two satellites are 50%-owned with Fox. The combined companies are guided by Barry Diller. HSNI is buying the television assets of Universal Studios from Seagram's for $4.075 billion. Under the proposal, Universal (a subsidiary of the Seagram Company) receives a 45% interest in HSN and $1.2 billion in cash. HSN gets control of the USA Network, the Sci-Fi Channel and Universal's U.S. television production and distribution operations. HSNI has also acquired a 50.1% stake in Ticketmaster Group (TKTM - $23.00 - Nasdaq).

Sequa Corp. ($5.00 Cv. Pfd.) is an aerospace, chemical, machinery and automotive product company. Its diversified businesses range from overhauling jet engines to manufacturing specialty chemicals. The Chromalloy division, which generates over $900 million in revenue, is the leader in the repair, replacement and overhaul of gas turbine engines. Sequa has launched a program to divest less profitable operations, thereby unmasking this crown jewel.

Sprint Corp. ($1.50 Cv. Pfd., Series 1; $1.50 Cv. Pfd., Series 2; 8.25%, Cv. Pfd.) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. Its cellular unit, 360 (degree) Communications Company, was spun off in 1996. Sprint has positioned itself globally through a joint venture with France Telecom and Deutsche Telekom, which purchased a 20% stake in Sprint in January 1996 for $3.5 billion. Sprint has a promising national PCS and wireless joint venture with three major cable operators: Tele-Communications Inc., Comcast and Cox Communications. FON faces risks from prospective new entrants in its long distance business which may be offset by the PCS venture and its own pursuit of the $100 billion local telephone market.

Dividends

      The Fund recently distributed a dividend of $0.60 per share to Common Shareholders on December 26, 1997. For the twelve months ended December 31, 1997, the Fund distributed a total of $0.96 per share to Common Shareholders. Our Preferred Shareholders were paid a dividend of $0.50 per share on December 26, 1997. For the year ended December 31, 1997, the Preferred Shareholders received a total distribution of $1.2278 per share. The next quarterly dividend of $0.50 per share for the Preferred Shareholders will be paid on March 26, 1998.

No Commission Purchases

      When the Convertible Securities Fund converted to closed-end status on March 31, 1995, we offered shareholders the opportunity to sell their shares at no commission for up to two years. On March 31, 1997, this ability to sell your convertible shares at no commission expired. However, we have extended for another year our offer to shareholders to buy shares through our Voluntary Cash Purchase Plan at no commission. This Plan is available every month. Please see the details of this Plan at the end of this report.

Internet

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

In Conclusion

     1997 was yet another very good year for equity and convertible securities investors. If earnings expectations are realized, 1998 may be a reasonably good year as well. We do have our reservations and are mindful that at current valuations, stocks are well above the safety net. As always, we are focusing on valueNsecurities trading at a material discount to their longer term intrinsic value. We believe this discipline will effectively preserve and enhance the value of the assets you have entrusted to us.

                                   Sincerely,

                                   /s/ MARIO J. GABELLI
                                   ------------------------
                                   Mario J. Gabelli
                                   President and
                                   Chief Investment Officer

February 1, 1998

--------------------------------------------------------------------------------
                          Top Ten Convertible Holdings
                                December 31, 1997
                                -----------------

         Sprint                             Sequa Corporation
         HSN, Inc.                          Atlantic Richfield
         General Host Corp.                 Chock Full o'Nuts Corporation
         Fieldcrest Cannon, Inc.            Thomas Nelson, Inc.
         AirTouch Communications            Navistar International, Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Convertible Securities Fund, Inc.
Portfolio of Investments -- December 31, 1997
================================================================================
Principal                                                              Market
 Amount                                                     Cost       Value
---------                                                   ----       ------
            CONVERTIBLE CORPORATE BONDS - 21.09%
            AUTOMOTIVE: PARTS and ACCESSORIES - 0.26%
$ 500,000   Exide Corp. Sub. Deb. Cv.
             2.90%, 12/15/05 (b).......................   $ 323,089   $ 321,875
                                                          ---------   ---------
            AVIATION: PARTS and SERVICES - 0.20%
  242,000   Kaman Corp. Sub. Deb. Cv.
             6.00%, 03/15/12...........................     155,977     243,815
                                                          ---------   ---------
            BUILDING and CONSTRUCTION - 0.01%
   10,000   Holderbank Financiere
             Glarus AG Cv.
             4.50%, 08/11/08...........................      12,064      15,100
                                                          ---------   ---------
            BUSINESS SERVICES - 1.05%
  900,000   BBN Corp. Sub. Deb. Cv.
             6.00%, 04/01/12...........................     878,818     869,625
  850,000   Builders Transport Inc.
             Sub. Deb. Cv.
             6.50%, 05/01/11 +.........................     359,891     416,500
                                                          ---------   ---------
                                                          1,238,709   1,286,125
                                                          ---------   ---------
            CABLE DISTRIBUTION - 0.23%
  400,000   Comcast Corp. Sub. Deb. Cv.
             1.125%, 04/15/07..........................     265,600     276,500
                                                          ---------   ---------
            COMPUTER SOFTWARE and SERVICES - 0.15%
   40,000   Sierra On-Line Inc. Sub.
             Deb. Cv.
             6.50%, 04/01/01 (b).......................      38,421     178,350
                                                          ---------   ---------
            CONSUMER PRODUCTS - 3.37%
3,436,000   Fieldcrest Cannon Inc.
             Sub. Deb. Cv.
             6.00%, 03/15/12...........................   2,437,604   2,793,467
  564,000   Masco Corp. Sub. Deb. Cv.
             5.25%, 02/15/12...........................     392,782     665,520
  750,000   Standard Commercial Corp.
             Sub. Deb. Cv.
             7.25%, 03/31/07...........................     600,074     678,750
                                                          ---------   ---------
                                                          3,430,460   4,137,737
                                                          ---------   ---------
            CONSUMER SERVICES - 2.61%
1,650,000   HSN Inc. Sub. Deb. Cv.
              5.875%, 03/01/06 (b).....................   1,650,000   3,188,625
                                                          ---------   ---------
            ELECTRONIC EQUIPMENT - 0.39%
  400,000   Trans-Lux Corp. Sub. Deb. Cv.
             7.50%, 12/01/06...........................     400,000     477,500
                                                          ---------   ---------
            ENERGY - 1.82%
1,100,000   Moran Energy Inc.
             Sub. Deb. Cv.
             8.75%, 01/15/08...........................     757,843   1,098,625
  600,000   Pennzoil Co. Sub. Deb. Cv.
             6.50%, 01/15/03...........................     600,000   1,126,500
                                                          ---------   ---------
                                                          1,357.843   2,225,125
                                                          ---------   ---------
            ENTERTAINMENT - 0.69%
  600,000   Savoy Pictures
             Entertainment Inc.
             Sub. Deb. Cv.
             7.00%, 07/01/03...........................     536,614     561,000
  550,000   Time Warner Inc. LYONS Sr.
             Sub. Notes Cv.
             Zero Cpn., 06/22/13.......................     254,152     280,500
                                                          ---------   ---------
                                                            790,766     841,500
                                                          ---------   ---------
            EQUIPMENT and SUPPLIES - 1.52%
  635,000   Intermagnetics General Corp.
             Sub. Deb. Cv.
             5.75%, 09/15/03 (b).......................     633,701     536,575
1,250,000   Kollmorgen Corp. Sub.
             Deb. Cv.
             8.75%, 05/01/09...........................     955,092   1,326,563
                                                          ---------   ---------
                                                          1,588,793   1,863,138
                                                          ---------   ---------
            FOOD and BEVERAGE - 1.82%
  150,000   Boston Chicken Inc.
             Sub. Deb. Cv.
             4.50%, 02/01/04...........................     123,629      77,063
  100,000   Chiquita Brands
             International Inc. Cv.
             7.00%,  03/28/01..........................      95,083      95,250
            Chock Full o' Nuts Corp.:
1,000,000    Sub. Deb. Cv.
             7.00%, 04/01/12...........................     761,092   1,018,750
1,000,000    Sub. Deb. Cv.
             8.00%, 09/15/06...........................     989,225   1,035,000
                                                          ---------   ---------
                                                          1,969,029   2,226,063
                                                          ---------   ---------
            HEALTH CARE - 0.25%
  350,000   Ivax Corp. Deb. Cv.
             6.50%, 11/15/01...........................     292,788     300,125
                                                          ---------   ---------
            HOTELS and GAMING - 0.63%
  700,000   Hilton Hotels Corp.
             Sub. Deb. Cv.
             5.00%, 05/15/06...........................     700,000     766,500
                                                          ---------   ---------
            INDUSTRIAL - 0.01%
   10,000   Robbins & Myers Inc.
             Deb. Cv.
             6.50%, 9/1/03.............................      15,375      15,275
                                                          ---------   ---------
            METALS and MINING - 0.26%
  450,000   Coeur d'Alene Mines Corp.
             Sub. Deb. Cv.
             6.00%, 06/10/02...........................     418,565     315,000
                                                          ---------   ---------
            PAPER and FOREST  PRODUCTS - 0.19%
  200,000   Riverwood  International Corp.
             Sub. Deb. Cv.
             6.75%, 09/15/03...........................     199,704     230,890
                                                          ---------   ---------

    The accompanying notes are an integral part of the financial statements.

The Gabelli Convertible Securities Fund, Inc.
Portfolio of Investments (Continued) -- December 31, 1997
================================================================================
Principal                                                              Market
 Amount                                                     Cost       Value
---------                                                   ----       ------
            CONVERTIBLE CORPORATE BONDS (Continued)
            PUBLISHING - 2.27%
$ 700,000   News America Holdings Inc.
             Sub. Deb. Cv.
             Zero Cpn., 03/31/02.......................   $ 506,917   $ 673,750
2,100,000   Thomas Nelson Inc. Sub.
             Deb. Cv.
             5.75%, 11/30/99 (b).......................   2,097,455   2,021,250
   50,000(a)United News & Media plc
             Sub. Deb. Cv.
             6.125%, 12/03/03..........................      87,170      86,795
                                                          ---------   ---------
                                                          2,691,542   2,781,795
                                                          ---------   ---------
            REAL ESTATE and DEVELOPMENT - 0.07%
  125,000   Rockefeller Center
             Properties Inc. Sub.
             Deb. Cv.
             Zero Cpn., 12/31/00.......................      87,051      90,625
                                                          ---------   ---------
            RETAIL - 2.78%
  146,000   Farah U.S.A. Inc.
             Sub. Deb. Cv.
             8.50%, 02/01/04...........................     133,311     116,800
  380,000   Food Lion Inc. Sub. Deb. Cv.
             5.00%, 06/01/03 (b).......................     377,437     422,750
2,801,000   General Host Corp.
             Sub. Deb. Cv.
             8.00%, 02/15/02...........................   2,753,684   2,808,002
  140,000   JumboSports Inc.
             Sub. Deb. Cv.
             4.25%, 11/01/00...........................     122,152      57,050
                                                          ---------   ---------
                                                          3,386,584   3,404,602
                                                          ---------   ---------
            TELECOMMUNICATIONS - 0.08%
   10,000   Amnex Inc. Sub. Deb. Cv.
             8.50%, 09/25/02...........................       7,007       7,000
   50,000   Amnex Inc. Sub. Deb. Cv.
             8.50%, 09/25/02 (b).......................      50,000      35,000
   50,000   Telefonica Europe BV
             Sub. Deb. Cv.
             2.00%, 07/15/02 (b).......................      50,000      53,625
                                                          ---------   ---------
                                                            107,007      95,625
                                                          ---------   ---------
            TRANSPORTATION - 0.43%
  465,000   Greyhound Lines Inc.
             Sub. Deb. Cv.
             8.50%, 03/31/07...........................     290,418     464,419
  150,000   WorldCorp Inc.
             Sub. Deb. Cv.
             7.00%, 05/15/04...........................     145,859      62,250
                                                          ---------   ---------
                                                            436,277     526,669
                                                          ---------   ---------
            TOTAL CONVERTIBLE
             CORPORATE BONDS...........................  21,555,644  25,808,559
                                                         ----------  ----------
  Shares
  ------    CONVERTIBLE PREFERRED STOCKS - 15.20%
            AUTOMOBILE MANUFACTURERS - 0.64%
    5,000   Ford Motor Co. $4.20 Cv.
             Pfd. Ser. A...............................     451,100     785,000
                                                          ---------   ---------
            AVIATION: PARTS and SERVICES - 0.33%
    6,118   Kaman Corp. 6.50% Cv.
             Pfd. Ser. 2...............................     203,221     409,906
                                                          ---------   ---------
            BROADCASTING - 0.42%
   10,500   Granite Broadcasting Corp.
             $1.938 Cv. Pfd............................     657,933     509,250
                                                          ---------   ---------
            CABLE - 1.01%
    4,000   Cablevision Systems Corp.
             8.50% Cv. Pfd. Ser. I.....................      97,463     154,000
   17,500   US West Inc. 4.50%
             Cv. Pfd. Ser. D...........................     866,560   1,079,531
                                                          ---------   ---------
                                                            964,023   1,233,531
                                                          ---------   ---------
            DIVERSIFIED INDUSTRIAL - 0.19%
    1,300   GATX Corp. $2.50 Cv. Pfd...................     116,515     234,000
                                                          ---------   ---------
            ENERGY - 1.89%
    6,000   Atlantic Richfield Co.
             $2.80 Cv. Pfd.............................   1,600,963   2,250,000
    1,500   McDermott International Inc.
             $2.20 Cv. Pfd. A..........................      43,738      57,000
                                                          ---------   ---------
                                                          1,644,701   2,307,000
                                                          ---------   ---------
            ENTERTAINMENT - 0.09%
    2,500   Metromedia International
             Group Inc. 7.25%  Cv. Pfd.................     122,650     113,125
                                                          ---------   ---------
            EQUIPMENT and SUPPLIES - 3.15%
   26,000   Navistar International Inc.
             $6.00 Cv. Pfd. Ser. G.....................   1,311,557   1,553,500
   24,000   Sequa Corp. $5.00 Cv. Pfd..................   1,832,242   2,295,000
                                                          ---------   ---------
                                                          3,143,799   3,848,500
                                                          ---------   ---------
            HOTELS and GAMING - 0.13%
    4,000   Station Casinos Inc.
             7.00% Cv. Pfd.............................     170,888     164,000
                                                          ---------   ---------
            PUBLISHING - 0.30%
    7,000   Golden Books Family
             Entertainment Inc.
             8.75% Cv. Pfd. (b)........................     350,000     371,000
                                                          ---------   ---------
            TELECOMMUNICATIONS - 5.17%
   25,000   Citizens Utilities Co.
             5.00% Cv. Pfd.............................   1,172,625   1,193,750
            Sprint Corp.:
    3,000    $1.50 Cv. Pfd. Ser. 1.....................     301,100     532,500
    2,200    $1.50 Cv. Pfd. Ser. 2.....................     187,510     396,000
   82,500    8.25% Cv. Pfd.............................   3,101,119   3,691,875
    4,000   TCI Communications Inc.
             $2.125 Cv. Pfd. Ser. A ...................     177,465    256,500
    1,500   TCI Pacific
             Communications Inc.
             5.00% Cv. Pfd.............................     134,838     247,500
                                                          ---------   ---------
                                                          5,074,657   6,318,125
                                                          ---------   ---------

    The accompanying notes are an integral part of the financial statements.

The Gabelli Convertible Securities Fund, Inc.
Portfolio of Investments (Continued) -- December 31, 1997
================================================================================
                                                                       Market
 Shares                                                     Cost       Value
---------                                                   ----       ------
            CONVERTIBLE CORPORATE BONDS (Continued)
            WIRELESS COMMUNICATIONS - 1.88%
            AirTouch Communications Inc.:
   13,000    4.25% Cv. Pfd. Cl. C......................  $  607,537  $  810,063
   42,000    6.00% Cv. Pfd. Cl. B......................   1,202,662   1,496,250
                                                         ----------  ----------
                                                          1,810,199   2,306,313
                                                         ----------  ----------
            TOTAL CONVERTIBLE
             PREFERRED STOCKS .........................  14,709,686  18,599,750
                                                         ----------  ----------
            COMMON STOCKS - 16.32%
            AVIATION:  PARTS and SERVICES - 0.09%
    6,500   Kaman Corp.................................      84,843     106,438
                                                         ----------  ----------
            BROADCASTING - 1.34%
   30,000   LIN Television Corp.+......................   1,624,150   1,635,000
                                                         ----------  ----------
            DIVERSIFIED INDUSTRIAL - 1.04%
   17,500   GATX Corp..................................     723,260   1,269,844
                                                         ----------  ----------
            ENERGY - 9.40%
    8,000   Exxon Corp.................................     237,758     489,500
    2,000   Santa Fe Energy
             Resources Inc.+...........................      14,959      22,500
  166,182   Tejas Gas Corp.+...........................  10,027,426  10,178,647
   15,000   Texaco Inc.................................     883,096     815,625
                                                         ----------  ----------
                                                         11,163,239  11,506,272
                                                         ----------  ----------
            ENTERTAINMENT - 0.09%
    2,000   BET Holdings Inc.+.........................     103,600     109,250
                                                         ----------  ----------
            EQUIPMENT and SUPPLIES - 0.25%
   50,000   Fedders Corp. Cl. A........................     310,916     306,250
                                                         ----------  ----------
            HEALTH CARE - 0.74%
   15,000   Genentech Inc.+............................     719,239     909,375
                                                         ----------  ----------
            MANUFACTURERS - 3.37%
  120,000   TriMas Corp................................   4,116,000   4,124,999
                                                         ----------  ----------
            REAL ESTATE - 0.00%
    2,000   Property Capital Trust.....................      13,225       2,250
                                                         ----------  ----------
             COMMON STOCKS ............................  18,858,472  19,969,678
                                                         ----------  ----------
Principal
 Amount
 ------
            CORPORATE BONDS - 0.08%
            ENTERTAINMENT - 0.08%
$ 100,000   Viacom Inc. 8.00%, 7/7/06..................      99,510     101,375
                                                         ----------  ----------
            TOTAL CORPORATE
             BONDS ....................................      99,510     101,375
                                                         ----------  ----------
            U.S. GOVERNMENT OBLIGATIONS - 48.73%
59,768,000  U.S. Treasury Bills
             4.99% to 5.27%, due
             01/02/98 to 02/05/98 (c)..................  59,649,414  59,642,711
                                                         ----------  ----------
            TOTAL U.S. GOVERNMENT
            OBLIGATIONS ...............................  59,649,414  59,642,711
                                                         ----------  ----------
            TOTAL INVESTMENTS -
             101.42% ..................................$114,872,726 124,122,073
                                                       ============ ===========
            Other Assets, Liabilities
              and Liquidation Value
              of Preferred Stock (Net) -
              (25.94)% ................................             (31,740,063)
                                                                    -----------
            NET ASSETS -
             COMMON STOCK - 75.48%
             (8,048,345 common
             shares outstanding).......................              92,382,010
                                                                    ===========
            NET ASSET VALUE PER
             COMMON SHARE .............................                  $11.48
                                                                         ======
           ----------------
            For Federal income tax purposes:
            Aggregate cost                                         $114,881,246
                                                                   ============
            Gross unrealized appreciation                          $ 10,018,831
            Gross unrealized depreciation                              (778,004)
                                                                   ------------
            Net unrealized appreciation                            $  9,240,827
                                                                   ============
----------------
(a)  Principal amount denoted in British Pounds.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, Rule 144A securities amounted to $7,129,050 or 5.8% of net assets.
(c)  Yields represent the effective yield to maturity on the date of purchase.
+    Non-income producing security

    The accompanying notes are an integral part of the financial statements.

                 The Gabelli Convertible Securities Fund, Inc.

Statement of Assets and Liabilities
December 31, 1997
================================================================================
Assets:
  Investments, at value
    (cost $114,872,726) ...................................       $ 124,122,073
  Foreign Cash (cost $2,673) ..............................               2,624
  Receivable for investments sold .........................             985,025
  Dividends and interest receivable .......................             505,013
                                                                  -------------
    Total Assets ..........................................         125,614,735
                                                                  -------------
Liabilities:
  Payable to Custodian ....................................              16,611
  Payable for investments purchased .......................             319,416
  Payable for dividends ...................................           2,393,629
  Payable for investment advisory fees ....................             158,278
  Other accrued expenses ..................................             344,791
                                                                  -------------
    Total Liabilities .....................................           3,232,725
                                                                  -------------
      Net Assets ..........................................       $ 122,382,010
                                                                  =============
      Net Asset Value per Common Share
      ($92,382,010 / 8,048,345 shares issued
      and outstanding; 100,000,000 shares
      authorized of $0.001 par value) .....................       $       11.48
                                                                  =============
Net Assets Consist of:
  Cumulative Preferred Stock (8.00%, $25
    liquidation value, $0.001 par value,
    2,000,000 shares authorized,
    1,200,000 shares issued and
    outstanding) redemption value .........................       $  30,000,000
  Common stock, at par value ..............................               8,048
  Additional paid-in capital ..............................          83,366,992
  Accumulated distributions in excess of net
    investment income .....................................            (152,426)
  Accumulated distributions in excess of net
    realized gain on investments ..........................             (89,888)
  Net unrealized appreciation on
    investments ...........................................           9,249,284
                                                                  -------------
      Net Assets ..........................................       $ 122,382,010
                                                                  =============

Statement of Operations
For the Year Ended December 31, 1997
================================================================================
Income:
  Dividends ...............................................        $  1,191,084
  Interest ................................................           4,277,973
                                                                   ------------
    Total investment income ...............................           5,469,057
                                                                   ------------
Expenses:
  Investment advisory fees ................................           1,117,059
  Shareholder services fees ...............................             114,301
  Shareholder report expenses .............................             112,108
  Other expenses ..........................................             214,681
                                                                   ------------
    Total expenses ........................................           1,558,149
  Less: Custodian fee credit ..............................             (11,469)
                                                                   ------------
    Total net expenses ....................................           1,546,680
                                                                   ------------
Net Investment Income .....................................           3,922,377
                                                                   ------------
Net Realized and Unrealized
  Gain on Investments:
  Net realized gain on investments ........................           5,481,192
  Net realized loss on futures ............................             (91,050)
  Net change in unrealized appreciation of
    investments ...........................................           4,526,049
                                                                   ------------
  Net realized and unrealized gain on
    investments ...........................................           9,916,191
                                                                   ------------
  Net increase in net assets resulting
    from operations .......................................        $ 13,838,568
                                                                   ============

Statement of Changes in Net Assets
================================================================================

                                                     Year Ended December 31,
                                                -------------------------------
                                                     1997             1996
                                                -------------    ------------
Operations:
   Net investment income ....................   $   3,922,377    $  3,950,672
   Net realized gain on investments .........       5,481,192       1,925,851
   Net realized gain (loss) on futures ......         (91,050)         57,335
   Net change in unrealized appreciation
    of investments ..........................       4,526,049         536,303
                                                -------------    ------------
     Net increase in net assets resulting
      from operations .......................      13,838,568       6,470,161
                                                -------------    ------------
Distributions to preferred shareholders from:
   Net investment income ....................        (623,599)           --
   Net realized gains .......................        (883,043)           --
                                                -------------    ------------
     Total distributions ....................      (1,506,642)           --
                                                -------------    ------------
Distributions to common shareholders from:
   Net investment income ....................      (3,206,103)     (3,950,672)
   Net realized gains .......................      (4,507,099)     (1,982,772)
   Distributions in excess of net
    investment income .......................            --           (14,871)
   Distributions in excess of net
    realized gains ..........................         (29,138)           --
                                                -------------    ------------
     Total distributions ....................      (7,742,340)     (5,948,315)
                                                -------------    ------------
Share Transactions - net: ...................        (459,867)           --
                                                -------------    ------------
Net proceeds from the issuance of
 preferred stock: ...........................      28,593,000            --
                                                -------------    ------------
   Net increase in net assets ...............      32,722,719         521,846
Net Assets
   Beginning of Period ......................      89,659,291      89,137,445
                                                -------------    ------------
   End of Period ............................   $ 122,382,010    $ 89,659,291
                                                =============    ============

    The accompanying notes are an integral part of the financial statements.

                  The Gabelli Convertible Securities Fund, Inc.

                          Notes to Financial Statements

    1. Significant Accounting Policies. The Gabelli Convertible Securities Fund, Inc. (the "Fund") is a closed-end diversified management investment company whose objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Corporation was incorporated in Maryland on December 19, 1988 as an open-end diversified management investment company and commenced operations on July 3, 1989. The Board of Directors, upon approval at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

    Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at the fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

    Foreign Currency. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses which result from changes in the value of foreign currencies and net other assets have been included in unrealized appreciation/depreciation on investments. Realized gains and losses on investments include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest, dividends, and expenses originally recorded on the books of the Fund and the amounts actually received or paid.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

    Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. As of December 31, 1997, there were no open futures contracts.

    There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

    Forward Foreign Currency Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    At December 31, 1997, the Fund held no forward foreign currency contracts.

    Short Sales. The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at the current market value sometime in the future. The Fund would incur a loss if the price of the

                  The Gabelli Convertible Securities Fund, Inc.

security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or U.S. Government securities sufficient to cover its short position on a daily basis. At December 31, 1997, there were no short positions.

    Security Transactions and Investment Income. Security transactions are accounted for on the trade dates with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income and dividend and capital gains distribution to shareholders are recorded on the ex-dividend date.

    Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Distributions to shareholders of Cummulative Preferred Stock are accrued on a daily basis and are determined as described in Note 2.

    As of December 31, 1997, the following reclassifications have been made to (increase) decrease the following accounts:

            Accumulated Distributions     Accumulated Distributions
               in Excess of Net           in Excess of Net Realized
               Investment Income             Gain on Investments
            -------------------------     -------------------------
                    $(3,280)                        $3,280

    Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, no Federal income tax provision is required.

    2. Capital. The articles of incorporation, dated December 19, 1988, permit the Fund to issue 100,000,000 shares (par value $0.001) of common stock. In addition, the Fund has been authorized to issue up to 2,000,000 shares of $0.001 par value 8% Cumulative Preferred Stock. On May 15, 1997, the Fund received proceeds of $28,593,000 (net of offering costs and underwriting discounts of $1,407,000) from the public offering of 1,200,000 shares of Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. The Preferred Stock is callable at the redemption price at the option of the Fund after May 15, 2002. At December 31, 1997, the 1,200,000 shares of the 8.00% Cumulative Preferred Stock outstanding accrued dividends in the amount of $32,877. The income received on the Fund's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

    The Fund shall not declare dividends or make other distributions on shares of common stock or purchase any such shares if at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

    The holders of Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the Investment Company Act of 1940 requires that along with approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

    The Adviser has been authorized to repurchase on behalf of the Fund up to 250,000 shares of the Fund in the open market, whenever the shares are trading at a discount to net asset value of ten per cent or more. During the fiscal year ended December 31, 1997 the Fund repurchased 44,600 shares at a cost of $459,866 and at an average discount of 13.3%.

    3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs, and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

                  The Gabelli Convertible Securities Fund, Inc.

    The Adviser has agreed to reduce the management fee on the incremental net assets attributable to the liquidation value of the Cumulative Preferred Stock if the total net asset value return of the common shares of the Fund, including distributions and the advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. During the period the Preferred Stock was outstanding, the Fund achieved a total return in excess of the pro rated stated dividend rate and no reduction was required.

    4.  Portfolio  Securities.  Purchases and sales of  securities  for the year
ended  December  31,  1997,   other  than  short-term   securities,   aggregated
$154,716,960 and $158,690,136, respectively.

    5. Transactions with Affiliates. The Fund paid brokerage commissions during the year ended December 31, 1997 of $60,110 to Gabelli & Company, Inc., an affiliate of the adviser. Gabelli & Company acted as co-manager in the underwriting of the Preferred Stock of the Fund. In such capacity Gabelli & Company received underwriting fees and sales concessions before expenses totaling $77,900.

                  The Gabelli Convertible Securities Fund, Inc.
                              Financial Highlights

Selected data for a share of common stock outstanding throughout each period:

                                                                             Year Ended December 31,
                                                            ---------------------------------------------------------
                                                               1997        1996         1995        1994       1993
                                                            --------     -------      -------     --------   --------
Operating Performance:
   Net asset value, beginning of year .................     $  11.08     $ 11.01      $ 10.60     $  11.52   $  11.45
                                                            --------     -------      -------     --------   --------
   Net investment income ..............................         0.49        0.49         0.53         0.69       0.76
   Net realized and unrealized gain (loss)
    on securities .....................................         1.23        0.31         1.03        (0.71)      0.74
                                                            --------     -------      -------     --------   --------
   Total from investment operations ...................         1.72        0.80         1.56        (0.02)      1.50
                                                            --------     -------      -------     --------   --------
Increase in net assets from Fund share
   transactions .......................................         0.01          --           --           --         --
                                                            --------     -------      -------     --------   --------
Offering expenses charged to additional
  paid-in-capital .....................................        (0.18)         --           --           --         --
                                                            --------     -------      -------     --------   --------
Distributions:
   Preferred Shares
   Distributions from net investment income ...........        (0.08)         --           --           --         --
   Distributions from net realized gain
     on investments ...................................        (0.11)         --           --           --         --
   Common Shares
   Distributions from net investment income ...........        (0.40)      (0.49)       (0.53)       (0.69)     (0.76)
   Distributions from net realized gain
     on investments ...................................        (0.56)      (0.24)       (0.56)       (0.21)     (0.67)
   Distributions in excess of net
     investment income ................................           --          --        (0.02)          --         --
   Distributions in excess of net
     realized gains ...................................           --          --        (0.01)          --         --
   Distributions from paid-in-capital .................           --          --        (0.03)          --         --
                                                            --------     -------      -------     --------   --------
   Total distributions ................................        (1.15)      (0.73)       (1.15)       (0.90)     (1.43)
                                                            --------     -------      -------     --------   --------
   Net asset value end of year ........................     $  11.48     $ 11.08      $ 11.01     $  10.60   $  11.52
                                                            ========     =======      =======     ========   ========
   Market value, end of period ........................     $  10.31     $  9.25      $ 10.75           --         --
                                                            ========     =======      =======     ========   ========
   Total Net Asset Value Return +(a) ..................         13.5%        8.4%        15.0%        (0.2)%     13.1%
   Total Investment Return +(b) .......................         22.2%       (7.3)%       12.3%          --         --
Ratios to average net assets/supplemental data:
   Net Assets, end of period (in 000's) ...............     $122,382     $89,659      $89,137     $112,090   $108,674
   Net Assets attributable to common shares,
     end of period (in 000's) .........................     $ 92,382     $89,659      $89,137     $112,090   $108,674
   Ratio of operating expenses to average net
     assets attributable to common shares(c)(d) .......         1.68%       1.45%        1.56%        1.31%      1.38%
   Ratio of net investment income to average
     net assets .......................................         4.23%       4.33%        4.60%        4.77%      4.58%
   Portfolio Turnover Rate ............................          243%        114%         140%          67%        45%
   Average Commission Rate (e) ........................     $ 0.0279     $0.0423           --           --         --
   Preferred Stock:
   Total shares outstanding (in 000's) ................        1,200          --           --           --         --
   Asset coverage per share ...........................          408%         --           --           --         --
   Liquidation preference per share ...................     $  25.00          --           --           --         --
   Average market value per share (f) .................     $  25.69          --           --           --         --

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and distributions.
(a)  Based on net asset value per share
(b) Based on net asset value per share through March 31, 1995, the date of conversion of the Fund to closed-end status, and market value thereafter.
(c) The ratio of operating expenses to average net assets attributable to common shares during the fiscal year ended December 31, 1995 includes a current period expense associated with the conversion of the Fund to closed-end status. Without the conversion expense, this ratio would have been 1.28%. The ratio of operating expenses to average net assets attributable to common shares for the fiscal year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including the custodian fee credit, the ratio of operating expenses to average net assets attributable to common shares for the year would have been 1.67%.
(d) For the fiscal year ended December 31, 1997, the ratio of operating expenses to average net assets including assets attributable to preferred shares was 1.39%.
(e) For fiscal years beginning on or after September 1, 1995, the SEC requires the Fund to disclose the average commission rate paid per share for purchases and sales of investment securities.
(f)  Based on weekly prices.

    The accompanying notes are an integral part of the financial statements.

Report of Independent Accountants
================================================================================

To the Board of Directors and Shareholders of The Gabelli Convertible Securities Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Convertible Securities Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 20, 1998

                  The Gabelli Convertible Securities Fund, Inc.

                   FEDERAL INCOME TAX INFORMATION (Unaudited)
                               Calendar Year 1997

Cash Dividends and Distributions

                                              Total Amount       Ordinary          Long-Term        Dividend
         Payable            Record                Paid          Investment          Capital       Reinvestment
          Date               Date               per Share         Income             Gains            Price
          ----               ----               --------          ------            ------            -----
Common Shares
         03/27/97           03/20/97            $0.1200           $0.1200          $0.0000           $9.6250
         06/27/97           06/20/97             0.1200            0.1200           0.0000            9.9626
         09/26/97           09/17/97             0.1200            0.1200           0.0000           10.4419
         12/26/97           12/17/97             0.6000            0.2654           0.3346           10.4892
                                                -------           -------          -------
         Total Common Stock                     $0.9600           $0.6254          $0.3346
                                                =======           =======          =======
Preferred Shares
         09/26/97           09/19/97            $0.7278           $0.7278          $0.0000
         12/26/97           12/18/97             0.5000            0.0730           0.4270
                                                -------           -------          -------
         Total Preferred Stock                  $1.2278           $0.8008          $0.4270
                                                =======           =======          =======

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 1997 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. The percentage of Long-Term Capital Gains which are subject to the maximum 28% rate (15% for individuals in the 15% tax bracket) was 34.90%.

Return of Capital

    The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. This amount will be reflected on Form 1099-DIV. If the amount of the non-taxable portion exceeds your tax basis, the excess will be taxable as a capital gain.

Corporate Dividends Received Deduction and U.S. Treasury Securities Income

    The Fund paid to common shareholders ordinary income dividends of $0.1200 per share on March 27, 1997, June 27, 1997, September 26, 1997 and $0.2654 per share on December 26, 1997. The Fund paid to preferred shareholders ordinary income dividends of $0.7278 per share on September 26, 1997 and $0.0730 per share on December 26, 1997. For 1997, 18.78% of the ordinary income dividends qualifies for the dividend received deduction available to corporations. The percentage of ordinary income dividends paid by the Fund during 1997 derived from U.S. Treasury Securities was 30.24%.

                         HISTORICAL DISTRIBUTION SUMMARY

                                                   Short-Term    Long-Term                                    Adjustment
         Annual                     Investment       Capital      Capital     Return of          Total            to
         Summary                     Income(a)      Gains(a)       Gains     Capital(b)      Distributions    Cost Basis
        ---------                    --------       --------      ------      ---------       -----------      ---------
Common Shares
1997 .........................       $0.3969         $0.2285      $0.3346          --           $0.9600            --
1996 .........................        0.4900          0.1416       0.1034          --            0.7350            --
1995 .........................        0.5574          0.2041       0.3595       0.0290           1.1500         0.0290-
1994 .........................        0.5730          0.1150       0.2120          --            0.9000            --
1993 .........................        0.5610          0.2000       0.6640          --            1.4250            --
1992 .........................        0.6540          0.0900       0.1320          --            0.8760            --
1991 .........................        0.7060          0.1120       0.0470          --            0.8650            --
1990 .........................        0.6900             --           --           --            0.6900            --
1989 .........................        0.1150             --           --           --            0.1150            --

Preferred Shares
1997 .........................       $0.5082         $0.2926      $0.4270          --           $1.2278            --

----------
(a)  Taxable as ordinary income for Federal tax purposes.
(b)  Non-taxable.
-    Decrease in cost basis.

        AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

    It is the Policy of The Gabelli Convertible Securities Fund, Inc. ("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                  The Gabelli Convertible Securities Fund, Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

    Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact State Street at 1 (800) 336-6983.

    Shareholders wishing to liquidate reinvested shares held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

    If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

    The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Convertible Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible Securities Fund valued at market price. If the Convertible Securities Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Convertible Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

    The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

    The Convertible Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

    The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

    Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Convertible Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. However, the Fund's Adviser, Gabelli Funds, Inc., has arranged that these purchases will be executed at no commission through December 31, 1998. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200,
Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

    For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

--------------------------------------------------------------------------------
          The  Annual  Meeting  of  the  Convertible  Securities
          Fund's  stockholders  will be held  at  8:30  A.M.  on
          Monday,   May  11,  1998,  at  the  Cole   Auditorium,
          Greenwich Public Library in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS
                 THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
   President and Chief Investment Officer

E. Val Cerutti
   Chief Executive Officer
   Cerutti Consultants, Inc.

Felix J. Christiana
   Former Senior Vice President
   Dollar Dry Dock Savings Bank

Anthony J. Colavita, P.C.
   Attorney-at-Law
   Anthony J. Colavita, P.C.

Dugald A. Fletcher
   President, Fletcher & Company, Inc.

Karl Otto Pohl
   Former President, Deutsche Bundesbank

Anthony R. Pustorino
   Certified Public Accountant
   Professor, Pace University

Anthonie C. van Ekris
   Managing Director
   BALMAC International, Inc.

Salvatore J. Zizza
   Executive Vice President
   FMG Group

Officers and Portfolio Managers

Mario J. Gabelli, CFA
   President & Chief Investment Officer

Bruce N. Alpert
   Vice President & Treasurer

Peter W. Latartara
   Vice President

A. Hartswell Woodson, III
   Associate Portfolio Manager

James E. McKee
   Secretary

Investment Adviser

Gabelli Funds, Inc.
One Corporate Center
Rye, New York 10580-1434

Custodian, Transfer Agent and Registrar

State Street Bank and Trust Company

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Stock Exchange Listing

NYSE-Symbol: GCV
Shares Outstanding 8,048,345

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Saturday's The New York Times and Monday's in The Wall Street Journal.

It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

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For general information about the Gabelli Funds, call 1-800-GABELLI
(1-800-422-3554), fax us at 914-921-5118, visit our Internet homepage at: http://www.gabelli.com, or e-mail us at: closedend@gabelli.com
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Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares.
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                 THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    One Corporate Center, Rye, NY 10580-1434

                      Phone 1-800-GABELLI (1-800-422-3554)
                 Fax: 1-914-921-5118 Internet: www.gabelli.com
                         e-mail: closedend@gabelli.com

                                                                     GBFCS-AR-98